Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Jun. 30, 2019	Dec. 31, 2018
Reserves
Share purchase warrants	$ 83,077	$ 83,077
Share purchase options	26,771	31,002
Restricted share units	4,843	5,970
Long-term investment revaluation reserve, net of tax	(63,484)	(112,156)
Total reserves	$ 51,207	$ 7,893